UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 3, 2007

CKE Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(805)745-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2007, CKE Restaurants, Inc. (the "Company") entered into a Stock Purchase Agreement with Pirate Capital, LLC, to repurchase 4,073,239 shares of the Company’s common stock, or approximately 6.1% of its total shares outstanding as of April 3, 2007. The purchase price of $18.97 per share reflects the closing price of the Company’s common stock on April 2, 2007. The transaction is expected to close on April 5, 2007. The Company anticipates using its revolving credit facility to fund the approximately $77.3 million total purchase price. The purchase will constitute a privately negotiated transaction under the Company’s previously announced stock repurchase program. Pirate Capital has represented to the Company that it will not own any shares of the Company’s common stock following the transaction.

The description of the Stock Purchase Agreement above is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 3, 2007, the Company issued a press release announcing the transactions contemplated by the Stock Purchase Agreement described under Item 1.01 above. The press release is attached as Exhibit 99.1 hereto. This information, including Exhibit 99.1, shall be deemed to be "furnished" in accordance with SEC release numbers 33-8216 and 34-47583.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Stock Purchase Agreement, effective as of April 3, 2007, by and between CKE Restaurants, Inc. and Pirate Capital, LLC, a Delaware limited liability company, on behalf of Jolly Roger Activist Portfolio LTD, Jolly Roger Fund LP and Jolly Roger Offshore Fund LTD.

99.1 Press release, dated April 3, 2007, issued by CKE Restaurants, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

April 5, 2007	By:	/s/ E. Michael Murphy

Name: E. Michael Murphy
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement, effective as of April 3, 2007, by and between CKE Restaurants, Inc. and Pirate Capital, LLC, a Delaware limited liability company, on behalf of Jolly Roger Activist Portfolio LTD, Jolly Roger Fund LP and Jolly Roger Offshore Fund LTD.
99.1	Press release, dated April 3, 2007, issued by CKE Restaurants, Inc.